UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23909

Eagle Point Enhanced Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Item 1.	Report to Stockholders

The Semiannual Report to shareholders of Eagle Point Enhanced Income Trust for the six months ended March 31, 2026, is filed herewith.

Eagle Point Enhanced Income Trust

Semi-Annual Report – March 31, 2026

May 26, 2026

Dear Fellow Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”) for the six months ended March 31, 2026.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “‘40 Act”), operates as an interval fund and is advised by Eagle Point Enhanced Income Management LLC (our “Adviser”), an affiliate of Eagle Point Credit Management LLC (“Eagle Point”). The Fund, organized as a Delaware statutory trust, offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales charges.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these investment objectives through our time-tested, proprietary investment approach of using a private equity-style approach to investing in income-oriented assets. Our unique investment approach spans Regulatory Capital Relief (“RCR”) securities, Strategic Credit1 investments, infrastructure credit, asset-backed finance / specialty finance, Portfolio Debt Securities (“PDS”)2 and equity and junior debt tranches of collateralized loan obligations (“CLOs”).

Performance Highlights

During the six months ended March 31, 2026, we:

●	Paid consistent monthly distributions, resulting in an annualized distribution rate of 11.6%[3,4] based on the Fund’s NAV per share (before any applicable sales charges).

●	Continued to experience minimal NAV volatility while paying out consistent monthly distributions. NAV per share was $9.78 as of May 20, 2026, compared to the Fund’s initial NAV per share of $10.00 at its October 2023 launch.

●	Generated net investment income that exceeded distributions paid to common shareholders, which includes the benefit of expense support provided by the Adviser to the Fund.

●	Actively managed our portfolio that is oriented towards specialized asset-based investment opportunities, typically collateralized by hard assets, which we believe offer a more resilient and less correlated risk profile than traditional direct lending. We leveraged Eagle Point’s investment expertise to take advantage of investment opportunities as market conditions evolved throughout the first half of the fiscal year.

-	We continued to grow the diversity of our portfolio, deploying $38 million into new investments during the six months ended March 31, 2026. The portfolio held 100 investments as of March 31, 2026.

-	In nearly all cases, investments we hold in our portfolio are also held in other portfolios managed by Eagle Point.

●	Maintained a portfolio in which all assets were performing and no assets were on non-accrual as of March 31, 2026, as we continue to evaluate a robust pipeline of attractive new investment opportunities for the remainder of 2026.

Market Commentary and Strategy Update

Macroeconomic data was mixed over the six-month period ended March 31, 2026. Corporate earnings remained generally solid, but rising oil prices driven by ongoing tensions in the Middle East rekindled concerns about both the inflation outlook and potentially weaker growth. Credit markets also experienced bouts of volatility as investors weighed the potential impact of artificial intelligence on software businesses and the broader technology sector. While uncertainty persists, given strong earnings data and a resilient consumer, our base case continues to be one of moderate growth in the near term.

After cutting policy rates in 2025, the Federal Reserve kept rates unchanged at its April 2026 meeting. We do not expect rates to move materially until there is greater clarity on the trajectory of inflation and the broader strength of the economy. The oil supply shock has been contained so far as inventories and prior overproduction have cushioned the impact. However, the longer the stand-off in the Middle East continues, the greater the likelihood of economic impact, and we remain cognizant of this risk as we invest.

We believe some of the fears around a “SaaS-pocalypse” are overblown. Technological disruption usually takes longer than anticipated, as adoption curves are slower and more uneven than markets assume. As evidence of this, 70% of Fortune 500 companies still operate mainframes 20 years after AWS was launched. There will, of course, be differentiation across the software sector, and companies with mission-critical workflows, proprietary data and regulated industry exposure tend to be more resilient, while commoditized solutions will likely face greater pressure sooner.

For the six-month period ended March 31, 2026, the Fund continued to generate income from a diversified private credit portfolio while navigating periods of broader market volatility. As of March 31, 2026, the Fund generated an inception-to-date total net return of 22.8%.5 Performance reflected the Fund’s emphasis on downside protection, portfolio diversification and differentiated income-oriented private credit strategies.

Importantly, our strategy differs meaningfully from the traditional middle market direct lending strategies that have garnered significant media attention lately. Our performance in the three months ended March 31, 2026, generating a non-annualized return of 1.1%, underscores the merits of portfolio construction that seeks to avoid direct exposures to such risks, focuses largely on investments underpinned by hard assets or with relatively conservative asset coverage ratios and is oriented toward less-correlated and less competitive sectors of the credit market.

We had two notable realizations of originated investments during the period, including a directly originated infrastructure loan backed by hard assets, which crystallized at a 1.2x multiple on invested capital (“MOIC”) after a four-month hold. Separately, one of the Fund’s earliest investments was repaid in full, generating a mid-teens internal rate of return, including an exit fee. This investment faced some stress during its life and was a good example of how structural features embedded in many of our investments, including mandatory amortization schedules and tight covenant packages, help protect our capital.

On the investment front, we structured a bilateral loan facility to a well-established lower middle market loan origination platform. In addition to our loan, we invested in the company’s preferred equity and received warrants for 10% of the company. The transaction was structured with strong downside protections including an asset coverage ratio (“ACR”) and other covenants. Our ability to provide a comprehensive financing solution resulted in enhanced economics and governance rights. This opportunity arose from a long-standing relationship between members of the Eagle Point team and a senior executive at the borrower, as well as investment constraints faced by the company’s existing institutional shareholder, a well-regarded university endowment. Interestingly, this lender gets personal guarantees on nearly all its loans, which we believe is a meaningful differentiator in its origination process.

In the Fund’s asset-backed finance strategy, our relationship with Sports Illustrated Tickets, for which we are a secured lender and equity owner, put us in pole position to provide the company with an accordion facility specifically to fund the purchase of tickets for the 2026 FIFA World Cup. Strong demand for World Cup tickets, coupled with the facility’s financial covenants, provides us with robust downside protection, while a minimum MOIC covenant should help generate a very attractive return for our shareholders. Additionally, we completed our initial funding into Newton Commercial Finance, our equipment finance origination platform in partnership with Apple Bank. Newton pairs Eagle Point’s credit analytics and portfolio management expertise with Apple Bank’s origination channels and operating capabilities to source and distribute uncorrelated equipment loans and leases. We are currently in advanced negotiations to acquire a large and diversified equipment lease portfolio through this platform, which we expect to close in the coming weeks.

Looking ahead, we remain constructive on the opportunity set for the Fund. Periods of uncertainty in broader markets have historically created attractive conditions for the kind of disciplined, asset-based origination that defines our strategy. Our pipeline of directly originated private credit investments, many with strong collateral packages and paths to potential equity upside, remains robust across asset classes. We continue to prioritize flexibility in portfolio construction, allowing us to rebalance tactically as conditions evolve, and we believe this approach positions the Fund to generate attractive risk-adjusted returns over time.

About Eagle Point

Eagle Point is an investment manager focused on private credit strategies in inefficient markets, including Portfolio Debt Securities, Regulatory Capital Relief transactions, Infrastructure Credit, Strategic Credit investments, Specialty Finance and CLO securities. Founded by Thomas Majewski in partnership with Stone Point Capital in 2012, Eagle Point manages $14 billion on behalf of institutional and retail investors and has over 120 professionals.6

* * * * *

Management remains keenly focused on continuing to create value for our fellow shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the period ended March 31, 2026. The views and opinions in this letter were current as of May 26, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter, and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

Notes

1	The Adviser defines “Strategic Credit” investments as a broad range of credit-related investments that the Adviser believes present attractive risk-adjusted returns under then current market conditions. Such investments may include, among other credit-related securities and instruments, (i) high yield, investment grade and distressed corporate bonds, (ii) corporate loans (including, without limitation, senior secured loans, mezzanine loans, revolving loans, delayed draw loans, distressed loans and debtor-in-possession (“DIP”) financings), (iii) common stock and other securities or instruments issued by funds and other investment vehicles, (iv) credit-related exchange-traded funds, (v) credit default swaps and other credit derivatives, (vi) commodity-related investments, (vii) securities issued by asset-backed and similar securitization vehicles (including, without limitation, collateralized bond obligations, mortgage-backed securitizations, credit-linked notes and small business loan pool certificates), (viii) regulatory capital relief investments (including, without limitation, significant risk transfer transactions), (ix) equipment loans/ leases, (x) convertible debt (including contingent convertible securities), preferred equity, warrants and rights and (xi) derivative instruments on any of the foregoing.

2	The Adviser defines “Portfolio Debt Securities” primarily as debt and preferred equity securities or instruments (including debt and preferred securities which are convertible into common equity) issued by funds and investment vehicles, such as business development companies (“BDCs”), registered closed-end investment companies, unregistered private funds, real estate investment trusts (“REITs”) and sponsors of such vehicles, to finance a portion of their underlying investment portfolios.

3	Unless otherwise noted, all references to the NAV, performance and distributions throughout this management discussion of Fund performance are with respect to the Fund’s Class AA shares, before any applicable sales charges.

4	The Fund’s annualized distribution rate reflects distributions declared during the quarter ended in March 2026, annualized, and divided by the NAV as of March 31, 2026. Special distributions, including special capital gains distributions (if any), are not included in the calculation. Historical performance is not a guarantee of future returns and future performance may vary. The timing and frequency of distributions are not guaranteed. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distributions are not guaranteed. Distributions may be comprised of any combination of 1) net investment income (“NII”) and/or 2) net capital gain and, if the Fund distributes an amount in excess of NII and net capital gains, a portion of such distribution will constitute a return of capital. In the event the Fund estimates that it has distributed amounts from sources other than net investment income, the Fund issues a Section 19(a) Notice disclosing the estimated amount and character of such distribution, which may be viewed at www.EPEnhanced.com. Please note that these estimates may not match the final tax characterization for the full-year distributions, which can only be finally determined as of the end of each fiscal year and are thereafter reported to shareholders on Form 1099. Investors should be aware that the distribution rate should not be confused with yield or performance.

5	Total return is calculated based on a change in NAV per share between the beginning and end of period and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return does not include upfront sales charges. Performance reflects certain expense limitation and fee waiver arrangements in effect during the periods shown. Absent these arrangements, the Fund’s performance would have been lower. Past performance is not indicative of, or a guarantee of, future performance.

6	As of March 31, 2026. Assets under management represent gross assets, inclusive of committed but undrawn capital, managed by Eagle Point and certain of its affiliates. Professionals represent employees of Eagle Point and certain of its affiliates.

IMPORTANT INFORMATION ABOUT THIS REPORT AND EAGLE POINT ENHANCED INCOME TRUST

This report is transmitted to the shareholders of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Enhanced Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2026. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation (collateral managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

The summary of our portfolio’s characteristics is reflected below as of March 31, 2026:

Portfolio Breakdown1,2,3

Top 5 Investments1,2,4

Investment	Underlying Portfolio	Investment Type	Fair Value	% of Assets
Nexus APEX HOLDINGS, LLC	Infrastructure Loans	Infrastructure Credit	$13.8	10.9%
Opal SPV LLC	Litigation Finance Receivables	Strategic Credit and Asset-Based Finance	$3.3	2.6%
GATE 2025-1	Senior Secured Corporate Loans	RCR	$3.3	2.6%
Carvana Auto Receivables Trust 2025-P3	Auto Loan Receivables	Strategic Credit and Asset-Based Finance	$3.1	2.5%
LOFT 2022-1	Senior Secured Corporate Loans	RCR	$3.0	2.4%
Total			$26.5	21.0%

Dollar amounts in millions.

Notes

(1)	The summary of portfolio investments shown is based on the fair value of the underlying positions as of March 31, 2026.

(2)	Strategy classification reflects the Adviser's internal categorization of underlying holdings.

(3)	Foreign-currency forward contracts entered into for hedging purposes are excluded from the Portfolio Breakdown allocation. Participation interests sold and unfunded loan commitments are presented as separate liabilities on the Consolidated Statement of Assets and Liabilities and are not included in the portfolio investments allocation.

(4)	Top 5 Investments are presented based on fair value, with percentages calculated against total assets as of March 31, 2026.

(5)	The Adviser defines “Strategic Credit” investments as a broad range of credit-related investments that the Adviser believes present attractive risk-adjusted returns under then current market conditions. Such investments may include, among other credit-related securities and instruments, (i) high yield, investment grade and distressed corporate bonds, (ii) corporate loans (including, without limitation, senior secured loans, mezzanine loans, revolving loans, delayed draw loans, distressed loans, and debtor-in-possession (“DIP”) financings), (iii) regulatory capital relief investments (including, without limitation, significant risk transfer transactions), (iv) private asset-backed finance vehicles, (v) infrastructure investments, (vi) common stock and other securities or instruments issued by funds and other investment vehicles, (vii) credit-related exchange-traded funds, (viii) credit default swaps and other credit derivatives, (ix) commodity-related investments, (x) securities issued by asset-backed and similar securitization vehicles (including, without limitation, collateralized bond obligations, mortgage-backed securitizations, credit-linked notes, and small business loan pool certificates), (xi) equipment loans/leases, (xii) convertible debt (including contingent convertible securities), preferred equity, warrants and rights and (xiii) derivative instruments on any of the foregoing..

(6)	The Adviser defines “Portfolio Debt Securities” or "PDS" primarily as debt and preferred equity securities or instruments (including debt and preferred securities which are convertible into common equity) issued by funds and investment vehicles, such as business development companies (“BDCs”), registered closed-end investment companies, unregistered private funds, real estate investment trusts (“REITs”) and sponsors of such vehicles, to finance a portion of their underlying investment portfolios.

ASSETS
Investments, at fair value (Cost $114,343,466)(1)	$112,067,750
Cash and cash equivalents	9,759,557
Interest receivable	3,456,479
Unrealized appreciation on forward currency contracts	1,038,438
Receivable for shares sold	326,821
Deferred offering costs attributed to common shares	53,818
Dividend receivable	106
Prepaid expenses and other assets	68,418
Total assets	126,771,387

LIABILITIES
Series A Term Preferred Shares due 2029, less unamortized deferred issuance costs of $380,496 (25,000 shares outstanding (Note 8))	24,619,504
Borrowings under Revolving Credit Facility (less unamortized deferred financing costs of $80,110) (Note 7)	15,912,907
Investments sold under participation agreement (Note 2)	4,002,931
Unrealized depreciation on forward currency contracts	23,764
Professional fees payable	257,130
Administration fees payable	155,641
Interest expense payable	363,838
Payable for distributions to shareholders	754,163
Deferred tax liabilities	181,518
Trustees’ fees payable	42,733
Unfunded investment commitments, at fair value	19,787
Shareholder servicing fees payable	583
Distribution fee payable	261
Other expenses payable	12,908
Total liabilities	46,347,668

COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common shares, unlimited shares authorized of each class	$80,423,719

NET ASSETS consist of:
Paid-in Capital	79,845,234
Aggregate distributable earnings (losses)	578,485
Total Net Assets	$80,423,719
Net Assets by class:
Class AA:
Net Assets	$75,895,688
Common shares issued and outstanding	8,060,666
Net asset value per common share	$9.42
Class A:
Net Assets	$2,217,414
Common shares issued and outstanding	235,314
Net asset value per common share	$9.42
Class C:
Net Assets	$125,088
Common shares issued and outstanding	13,281
Net asset value per common share	$9.42
Class I:
Net Assets	$1,769,500
Common shares issued and outstanding	187,566
Net asset value per common share	$9.43
Class S:
Net Assets	$416,029
Common shares issued and outstanding	44,165
Net asset value per common share	$9.42

(1)	Includes $3,726,275 of affiliated investments at fair value (cost $3,452,516). See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Investments at Fair Value - 139.35% of Net Assets(4),(5)
Asset Backed Securities - 13.04% of Net Assets
Structured Finance
France
FCT Noria 2023
Class G Note, 14.44% (1M EURIBOR + 12.50%, due 10/24/2040)(6),(7)	10/01/2023	$1,077,219	$1,142,000	$1,139,524
United States
Carmax Select Receivables Trust 2025-B
Class R Note (effective yield 21.02%, maturity 09/15/2032)(7),(8)	9/17/2025	1,612	1,139,845	1,134,185
Carvana Auto Receivables Trust 2024-P4
Class R Note (effective yield 14.18%, maturity 12/10/2032)(7),(8)	12/10/2024	2,937	1,010,027	1,000,292
Carvana Auto Receivables Trust 2025-N1
Class EX5 Note (effective yield 18.95%, maturity 08/10/2032)(7),(8)	2/11/2025	3,571	780,611	762,813
Carvana Auto Receivables Trust 2025-P3
Class R Note (effective yield 15.97%, maturity 09/12/2033)(7),(8)	9/16/2025	4,850	3,140,731	3,121,370
Carvana Auto Receivables Trust 2026-P1
Class R Note (effective yield 14.47%, maturity 03/10/2034)(7),(8)	3/10/2026	1,650	846,536	873,802
PenFed Auto Receivables Owner Trust 2025-A
Class R Note (effective yield 15.14%, maturity 10/17/2033)(7),(8)	9/11/2025	5,250	668,069	682,204
VCP RRL ABS IV LLC
Class C Note, 11.07% (3M SOFR + 7.40%, due 04/20/2035)(6),(7)	2/04/2025	1,776,419	1,776,419	1,775,671
Total United States			9,362,238	9,350,337
Total Asset Backed Securities			10,504,238	10,489,861

Collateralized Fund Obligation Equity - 8.40% of Net Assets
Structured Finance
United States
ALP CFO 2024, L.P.
Subordinated Note (effective yield 38.50%, maturity 10/15/2036)(7),(8),(9)	10/21/2024	2,036,000	2,036,000	1,765,652
ALP CFO 2025, L.P.
Subordinated Note (effective yield 39.04%, maturity 07/15/2037)(7),(8),(9)	7/30/2025	3,250,000	3,250,000	2,878,438
Coller Private Equity Backed Notes & Loans II-A L.P.
Preferred Equity (effective yield 21.86%, maturity 04/30/2037)(7),(8),(9),(10)	7/21/2025	2,103,794	2,103,794	1,922,934
Glendower Capital Secondaries CFO, LLC
Subordinated Loan (effective yield 10.54%, maturity 07/13/2038)(7),(8),(9)	10/01/2023	415,896	434,406	186,115
Total Collateralized Fund Obligation Equity			7,824,200	6,753,139

Collateralized Loan Obligation Debt - 2.98% of Net Assets
Structured Finance
United States
CBAM 2017-2, Ltd.
Secured Note - Class E-R, 11.03% (3M SOFR + 7.36%, due 07/17/2034)(6),(7)	2/13/2026	1,500,000	1,463,564	1,362,898
KKR CLO 16 Ltd.
Secured Note - Class D-R2, 11.04% (3M SOFR + 7.37%, due 10/20/2034)(6),(7)	10/01/2023	1,200,000	1,122,807	1,030,842
Total Collateralized Loan Obligation Debt			2,586,371	2,393,740

Collateralized Loan Obligation Equity - 17.93% of Net Assets
Structured Finance
United States
AMMC CLO 28, Limited
Subordinated Note (effective yield 11.77%, maturity 07/20/2037)(7),(8),(9)	1/28/2025	3,375,000	2,489,171	1,859,731
Ares LXIX CLO Ltd.
Income Note (effective yield 9.55%, maturity 04/15/2036)(7),(8),(9),(11)	1/31/2024	2,625,000	1,580,140	909,544
Ares LXXVI CLO Ltd.
Income Note (effective yield 14.35%, maturity 05/27/2038)(7),(8),(9),(11)	4/14/2025	2,100,000	1,435,544	1,305,463

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity - 17.93% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Bowling Green Park CLO, LLC
Subordinated Note (effective yield 11.11%, maturity 04/18/2035)(7),(8),(9)	2/15/2024	$1,075,000	$696,285	$371,765
CIFC Funding 2017-V Ltd
Subordinated Note (effective yield 4.65%, maturity 07/17/2037)(7),(8),(9)	10/30/2024	1,000,000	442,624	248,226
CIFC Funding 2025-V, Ltd.
Income Note (effective yield 12.16%, maturity 10/15/2038)(7),(8),(9),(11)	7/30/2025	3,425,000	2,790,498	2,153,417
Dryden 90 CLO, Ltd.
Subordinated Note (effective yield 8.93%, maturity 11/15/2038)(7),(8),(9),(11)	4/09/2024	1,450,000	1,284,798	798,300
Madison Park Funding XL-R, Ltd.
Income Note (effective yield 11.72%, maturity 10/16/2038)(7),(8),(9)	9/05/2025	2,000,000	1,900,000	1,197,889
Total United States			12,619,060	8,844,335
Various
Aqueduct European CLO 5-2020 DAC
Class M-1 Note (effective yield 2.57%, maturity 04/20/2034)(7),(8),(9)	12/27/2024	962,000	605,137	419,272
Aqueduct European CLO 5-2020 DAC
Class M-2 Note (effective yield 2.57%, maturity 04/20/2034)(7),(8),(9),(11)	12/27/2024	973,000	664,020	429,838
Aurium CLO XIII DAC
Subordinated Note (effective yield 9.79%, maturity 04/15/2038)(7),(8),(9)	1/30/2025	905,000	864,356	705,644
Avoca CLO XXXI DAC
Subordinated Note (effective yield 8.90%, maturity 07/15/2038)(7),(8),(9)	2/12/2025	820,000	679,576	555,761
BlackRock European CLO XV DAC
Subordinated Note (effective yield 6.92%, maturity 01/28/2038)(7),(8),(9)	11/29/2024	810,000	766,122	586,675
Dryden 125 Euro CLO 2024 DAC
Subordinated Note (effective yield 17.25%, maturity 11/15/2038)(7),(8),(9),(11)	10/03/2025	1,280,000	1,254,931	1,100,242
Henley CLO XI DAC
Subordinated Note (effective yield 12.25%, maturity 04/25/2039)(7),(8),(9)	2/10/2025	430,000	425,201	413,742
OCP Euro CLO 2022-6 DAC
Subordinated Note (effective yield 12.75%, maturity 07/20/2036)(7),(8),(9)	4/23/2024	625,000	513,412	414,050
Sculptor European CLO XII DAC
Subordinated Note (effective yield 14.03%, maturity 01/15/2038)(7),(8),(9)	11/27/2024	1,395,000	1,130,530	947,408
Total Various			6,903,285	5,572,632
Total Collateralized Loan Obligation Equity			19,522,345	14,416,967

Equity Securities - 4.01% of Net Assets
Entertainment
United States
SI Tickets, Inc.
Common Equity(7),(9),(12)	8/25/2025	80,000	235,200	234,800
Financial Services
United States
Delta Financial Holdings LLC
Common Units(7),(9),(12),(13)	10/01/2023	0	115	115
Delta Leasing SPV III, LLC
Common Equity(7),(9),(12),(13)	10/01/2023	4	2	124,859
Horizon Technology Finance Corporation
Common Equity	11/12/2025	1,770	12,602	7,239
Opal SPV LLC
Common Units(7),(9),(12)	2/25/2025	620	458,733	403,914
Pasadena Private Lending, Inc.
Common Equity, Class A-2(7),(9),(12)	12/18/2025	1,386	12,949	7,069
Trinity Capital Inc
Common Equity	4/07/2025	74,896	1,029,101	1,076,256

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Equity Securities - 4.01% of Net Assets (continued)
Total Financial Services			$1,513,502	$1,619,452
Infrastructure
United States
Calistoga 2025 I LLC
Partnership Interest(7),(13)	6/23/2025	$1,181,338	986,550	1,135,694
Structured Finance
Various
ASPF Oceanus Co-Invest (Cayman), L.P.
Partnership Interest (effective yield 13.96%, maturity 01/05/2029)(7),(8),(9),(10)	1/30/2024	268,204	158,419	234,295
Total Equity Securities			2,893,671	3,224,241

Loan Accumulation Facilities - 7.81% of Net Assets
Structured Finance
United States
Steamboat LVI Ltd.
Loan Accumulation Facility(7),(9),(14)	5/27/2025	1,151,750	1,151,750	1,145,357
Steamboat LIX Ltd.
Loan Accumulation Facility(7),(9),(14)	6/23/2025	1,681,375	1,681,375	1,719,659
Steamboat LXII Ltd.
Loan Accumulation Facility(7),(9),(14)	10/08/2025	506,775	506,775	506,791
Steamboat LXIII Ltd.
Loan Accumulation Facility(7),(9),(14)	12/17/2025	453,800	453,800	454,111
Total United States			3,793,700	3,825,918
Various
1988 Asset Mgmt Euro CLO 1 DAC
Loan Accumulation Facility(7),(9),(14)	2/13/2026	362,903	430,965	420,303
Blackthorn CLO
Loan Accumulation Facility(7),(9),(14)	10/22/2025	1,713,250	1,997,670	2,035,916
Total Various			2,428,635	2,456,219
Total Loan Accumulation Facilities			6,222,335	6,282,137

Loans and Notes - 46.81% of Net Assets
Entertainment
United States
SI Tickets, Inc.
Senior Secured Loan, 10.00% (due 08/30/2026)(7),(9),(10),(15),(16)	11/12/2025	415,837	415,837	466,773
SI Tickets, Inc.
Senior Secured Loan, 10.00% (CD 1M SOFR + 5.75%, due 08/28/2028)(6),(7),(9)	8/25/2025	865,869	831,415	832,100
SI Tickets, Inc.
Senior Secured Loan, 12.50% (CD 1M SOFR + 5.75%, due 08/28/2028)(6),(7),(9)	8/25/2025	1,157,941	953,465	1,112,781
Total Entertainment			2,200,717	2,411,654
Financial Services
Singapore
FinAccel Pte Ltd
Senior Secured Loan, Class C Note, 20.00% (due 06/30/2026)(7),(9),(15)	10/01/2023	840,097	843,636	844,298
United States
BSD Capital Inc.
Senior Unsecured Note, 6.31% (3M SOFR + 2.66%, due 10/31/2027)(6),(7),(9)	1/16/2025	1,341,000	1,200,847	1,241,096
Delta Leasing SPV III, LLC
Senior Secured Note, 13.00% (due 07/18/2030)(7),(9),(10),(13),(15),(16)	10/01/2023	2,423,076	2,423,299	2,423,076
Horizon Technology Finance Corporation
Convertible Senior Unsecured Note, 5.50% (due 09/04/2030)(7),(9),(15)	9/04/2025	441,430	407,542	394,594
Opal SPV LLC
Senior Secured Term Loan, 14.00% (due 02/04/2030)(7),(9),(10),(15)	2/14/2025	3,534,639	3,144,195	3,299,939

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 46.81% of Net Assets (continued)
Financial Services (continued)
United States (continued)
Pasadena Private Lending, Inc.
Senior Secured Loan, 13.45% (3M SOFR + 9.75%, due 01/31/2031)(6),(7),(9),(10),(16)	12/18/2025	$489,500	$451,022	$469,713
Ready Capital Corporation
Senior Unsecured Note, 5.50% (due 12/30/2028)(7),(15)	12/19/2025	400,000	322,298	307,904
Ready Capital Corporation
Senior Unsecured Note, 9.00% (due 12/15/2029)(15)	12/03/2024	1,492	37,263	28,646
Ready Term Holdings, LLC
Senior Secured Loan, 10.16% (3M SOFR + 6.50%, due 04/12/2029)(6),(7),(9)	4/10/2024	2,250,000	2,212,327	2,128,388
Total United States			10,198,793	10,293,356
Total Financial Services			11,042,429	11,137,654
Infrastructure
United States
Cross Trails Energy Storage Project, LLC
Senior Secured Loan, 9.63% (6M SOFR + 6.00%, due 07/23/2032)(6),(7),(9)(17)	7/28/2025	2,628,464	2,597,962	2,599,167
Heritage Energy Holdings, LLC
Senior Secured Loan, 15.00% (due 06/30/2027)(7),(9),(15),(16)	12/31/2025	1,710,000	1,680,763	1,675,800
Integrated Modular Data Centers, LLC
Senior Secured Loan, 11.00% (due 10/19/2026)(7),(9),(10),(15),(16)	9/22/2025	789,966	789,966	797,076
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-1, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(6),(7),(9),(11),(16)(17)	2/26/2026	4,318,056	4,234,294	4,847,018
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-2, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(6),(7),(9),(16)(17)	2/26/2026	987,369	968,061	1,108,321
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-3, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(6),(7),(9),(10),(16)	2/26/2026	6,964,379	6,826,767	7,817,516
Total Infrastructure			17,097,813	18,844,898
Municipal
United States
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project),
Series 2022A, 12.25% (due 12/15/2042)(7),(9),(15)	4/03/2025	540,541	520,756	520,588
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project),
Series 2022A, 12.25% (due 12/15/2042)(7),(9),(15)	4/03/2025	735,135	715,994	708,000
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project),
Series 2022A, 12.25% (due 12/15/2042)(7),(9),(15)	4/03/2025	360,360	347,170	347,058
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project),
Series 2022A, 12.25% (due 12/15/2042)(7),(9),(15)	4/28/2025	1,693,179	1,693,179	1,630,680
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project),
Series 2022A, 12.25% (due 12/15/2042)(7),(9),(15)	4/28/2025	130,245	130,245	125,437
Total Municipal			3,407,344	3,331,763
Structured Finance
United States
Ares PBN Finance Co V LLC
Senior Secured CFO Debt, Class C Loan, 12.16% (3M SOFR + 8.50%, due 12/09/2040)(6),(7),(9),(10)	2/02/2026	359,174	359,174	357,055
CVC Structured Solutions 2, LLC
Senior Secured CFO Debt, Class C Loan, 12.49% (US CMT 5Y + 8.75%, due 09/03/2040)(6),(7),(9),(10)	9/02/2025	82,450	71,324	82,641

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 46.81% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Dawson Rated Fund 6-R2 LP
Senior Secured Rated Feeder Fund Debt, Class C Loan, 12.68% (US CMT 3Y
5Y AVG + 9.15%, due 12/15/2034)(6),(7),(9),(10)	11/20/2024	$1,251,192	$1,251,192	$1,292,231
Glendower Capital Secondaries CFO, LLC
Senior Secured CFO Debt, Class C Loan, 14.50% (due 07/13/2038)(7),(9),(15)	10/01/2023	182,440	182,087	188,205
Total Structured Finance			1,863,777	1,920,132
Total Loans and Notes			35,612,080	37,646,101

Preferred Stock - 3.28% of Net Assets
Financial Services
United States
Adamas Trust Inc.
Preferred Stock, Series F, 6.88%(15)	9/17/2025	36,430	811,587	855,376
Arbor Realty Trust Inc.
Preferred Stock, Series F, 6.25%(15)	4/10/2024	56,939	1,170,707	1,245,256
Delta Financial Holdings LLC
Preferred Units(7),(9),(12),(13)	10/01/2023	51	50,600	50,581
Pasadena Private Lending, Inc.
Preferred Stock, Class C-2, 10.00% (due 12/22/2031)(7),(9),(15)	12/18/2025	1,386	48,035	45,740
Pasadena Private Lending, Inc.
Preferred Stock, Class D, 15.00% (due 04/20/2031)(7),(9),(15),(16)	10/17/2025	247	232,336	232,690
Total Financial Services			2,313,265	2,429,643
Healthcare
United States
CA PC TopCo, L.P.
Preferred Units, Class A(7),(9),(12)	2/13/2026	77,324	–	208,775
Total Preferred Stock			2,313,265	2,638,418

Rated Feeder Fund Equity - 0.32% of Net Assets
Structured Finance
United States
CVC Structured Solutions 2, LLC
Subordinated Loan (effective yield 28.30%, maturity 09/03/2040)(7),(8),(9),(10)	9/02/2025	302,436	302,436	260,322
Total Rated Feeder Fund Equity			302,436	260,322

Regulatory Capital Relief Securities - 34.35% of Net Assets
Banking
France
BNP Paribas, Marianne
Credit Linked Note, 11.53% (3M EURIBOR + 9.50%, due 10/12/2032)(6),(7),(9)	10/01/2023	758,908	802,355	881,597
Italy
Cassini SPV S.r.l.
Credit Linked Note, 10.02% (3M EURIBOR + 8.00%, due 08/08/2036)(6),(7),(9)	6/26/2025	1,107,537	1,296,533	1,277,191
Gregory SPV S.r.l
Credit Linked Note, 9.77% (3M EURIBOR + 7.75%, due 09/30/2045)(6),(7),(9)	3/24/2025	2,540,304	2,744,050	2,936,806
Total Italy			4,040,583	4,213,997
United States
BNP Paribas, Broadway 1
Credit Linked Note, 11.67% (CD 3M SOFR + 8.00%, due 04/12/2031)(6),(7),(9)	3/15/2024	523,883	523,884	523,027
Deutsche Bank AG, LOFT 2022-1
Credit Linked Note - Class C, 22.54% (CD 3M SOFR + 19.00%, due 02/28/2032)(6),(7),(9)	10/01/2023	2,826,477	2,677,774	3,048,621

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Regulatory Capital Relief Securities - 34.35% of Net Assets (continued)
Banking (continued)
Total United States			$3,201,658	$3,571,648
Various
Banco Santander S.A., Ducati
Credit Linked Note - Class A, 11.16% (3M EURIBOR + 9.00%, due 06/20/2030)(6),(7),(9)	3/08/2024	$376,495	411,754	438,455
BNP Paribas, Echo 1
Credit Linked Note, 10.03% (3M EURIBOR + 8.00%, due 09/26/2031)(6),(7),(9)	9/18/2024	912,876	1,013,889	1,071,688
Deutsche Bank AG, GATE 2025-1
Credit Linked Note, 11.53% (3M EURIBOR + 9.50%, due 10/25/2035)(6),(7),(9)	4/07/2025	2,871,000	3,134,553	3,291,918
Deutsche Bank AG, TRAFIN 2023-1
Credit Linked Note - Class A, 13.75% (CD 3M SOFR + 10.00%, due 06/01/2029)(6),(7),(9)	11/27/2023	1,125,000	1,125,000	1,145,099
FCT Junon 2023
Class AR Note, 9.60% (3M EURIBOR + 7.60%, due 05/09/2033)(6),(7),(9)	3/10/2025	2,500,000	2,708,119	2,871,928
Granville USD Ltd., 2023-1
Class E2 Note, 13.53% (SOFR + 9.75%, due 07/31/2031)(6),(7),(9)	10/01/2023	1,700,000	1,701,532	1,719,679
Manitoulin USD Ltd., Algonquin Series 2023-1
Guarantee Linked Note - Class E, 14.03% (CD 3M SOFR + 10.25%, due 11/01/2028)(6),(7),(9)	10/16/2023	2,211,011	2,211,011	2,148,724
Manitoulin USD Ltd., Quetico Series II
Guarantee Linked Note, 14.20% (CD 3M SOFR + 10.38%, due 04/20/2034)(6),(7),(9),(10)	9/08/2025	1,487,000	1,487,000	1,485,723
Pomona Finance Limited
Credit Linked Note, 16.93% (ESTR + 15.00%, due 09/29/2033)(6),(7),(9)	10/01/2023	1,794,809	1,891,876	2,057,460
Setanta Finance 2024 DAC
Class B Note, 9.75% (3M EURIBOR + 7.75%, due 01/28/2033)(6),(7),(9)	11/08/2024	1,659,509	1,778,833	1,917,194
Standard Chartered Bank, Chakra 9
Class B Note, 14.70% (CD 3M SOFR + 10.75%, due 04/19/2033)(6),(7),(9)	4/05/2024	780,000	780,000	811,699
Total Various			18,243,567	18,959,567
Total Regulatory Capital Relief Securities			26,288,163	27,626,809

Warrants - 0.42% of Net Assets
Financial Services
Singapore
FinAccel Pte Ltd
Equity Warrant (Expiration 06/30/2030)(7),(9),(12),(16)	10/01/2023	5,325	204,903	250,105
FinAccel Pte Ltd
Equity Warrant (Expiration 03/12/2029)(7),(9),(12)	10/01/2023	1,874	35,438	69,242
Total Singapore			240,341	319,347
United States
Pasadena Private Lending, Inc.
Equity Warrant (Expiration 12/31/2049)(7),(9),(12)	10/20/2025	3,236	30,232	16,488
Total Financial Services			270,573	335,835
Manufacturing
United States
Footprint International Holdco Inc
Equity Warrant (Expiration 02/18/2032)(7),(9),(12)	10/01/2023	4,009	3,789	180
Total Warrants			274,362	336,015

Total investments at fair value as of March 31, 2026			114,343,466	112,067,750

Liabilities at Fair Value - (0.03%) of Net Assets(4)

See accompanying notes to the consolidated financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Unfunded Loan Commitments - (0.03)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc. (Unfunded)
Bank Loan, 13.45% (3M SOFR + 9.75%, due 01/31/2031)(6),(7),(10)	12/18/2025	$(489,500)	–	$(19,787)
Total Unfunded Loan Commitments			–	(19,787)
Total Liabilities at Fair Value as of March 31, 2026			–	(19,787)

Net assets above (below) investments at fair value and unfunded loan commitments at fair value				(31,624,244)

Net Assets as of March 31, 2026				$80,423,719

(1)	Unless otherwise noted, the Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Fund.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund's Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2026, the aggregate fair value of these securities is $108.9 million, or 135.35% of the Fund’s net assets.
(8)	Collateralized Loan Obligation (“CLO”) Equity, Collateralized Fund Obligation Equity and certain other investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(9)	Classified as Level III investment.
(10)	This investment has an unfunded commitment as of March 31, 2026.
(11)	Fair value includes the Fund's interest in fee rebates on CLO subordinated and income notes.
(12)	Non-income producing security.
(13)	The following investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. Refer to Note 5 “Related Party Transactions” for further discussion.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	As of March 31, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.
(17)	The Fund sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Fund recorded a liability titled “Investments sold under participation agreements, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities.

Reference Keys:

CD- Compounded Daily

ESTR- Euro Short-Term Rate

EUR- Euro

EURIBOR- Euro Interbank Offered Rate

Prime- Prime Lending Rate

SOFR- Secured Overnight Financing Rate

US CMT- U.S. Constant Maturity Treasury Yield

See accompanying notes to the consolidated financial statements

Forward Currency Contracts, at Fair Value(1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
USD	28,753,905	EUR	23,956,476	Barclays Bank PLC	01/28/2026	04/30/2026	$1,024,559
USD	433,834	EUR	362,903	Barclays Bank PLC	02/10/2026	04/30/2026	13,778
EUR	130,400	USD	150,836	Barclays Bank PLC	03/25/2026	04/30/2026	101
							$1,038,438
Unrealized depreciation on forward currency contracts
EUR	375,290	USD	445,261	Barclays Bank PLC	02/27/2026	04/30/2026	$(10,867)
EUR	438,764	USD	518,081	Barclays Bank PLC	02/20/2026	04/30/2026	(10,217)
EUR	98,565	USD	11,768	Barclays Bank PLC	02/06/2026	04/30/2026	(2,680)
							$(23,764)

(1)	See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Fund.

See accompanying notes to the consolidated financial statements

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2026	September 30, 2025
INVESTMENT INCOME
Interest income(1)	$7,918,460	$11,767,509
Dividend income	371,997	466,509
Other income	22,606	39,839
Total investment income	8,313,063	12,273,857

EXPENSES
Interest expense	1,885,499	3,305,175
Management fee	874,921	1,431,328
Incentive fee	860,820	791,611
Transfer agent fees	274,994	176,323
Professional fees	250,438	523,312
Administration fees	237,032	514,005
Amortization of deferred offering costs attributed to common shares	121,799	550,154
Interest expense on investments sold under participation agreement	98,483	–
Tax expense	62,616	124,409
Trustees’ fees	42,501	85,434
Distribution and Shareholder service fee - Class A	562	–
Distribution and Shareholder service fee - Class C	289	–
Distribution and Shareholder service fee - Class S	282	–
Organizational expenses	–	52,591
Other expenses	156,474	207,781
Total Expenses	4,866,710	7,762,123
Expense support (Note 5)	(1,434,027)	–
Net expenses	3,432,683	7,762,123
NET INVESTMENT INCOME	4,880,380	4,511,734

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	997,504	(2,048,375)
Forward currency contracts	(649,275)	(1,631,392)
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(5,336,775)	2,684,295
Forward currency contracts	1,336,134	93,105
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS)	(3,652,412)	(902,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,227,968	$3,609,367

(1)	Interest income and net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $190,413 and $93,622, respectively. See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

	For the	For the	For the
	six months ended	year ended	six months ended
	March 31, 2026	September 30, 2025	March 31, 2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$4,880,380	$4,511,734	$2,024,582
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	997,504	(2,048,375)	(209,826)
Forward currency contracts	(649,275)	(1,631,392)	688,562
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(5,336,775)	2,684,295	(2,650,947)
Forward currency contracts	1,336,134	93,105	(187,729)
Total net increase (decrease) in net assets resulting from operations	1,227,968	3,609,367	(335,358)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net investment income:
Class AA	(4,178,082)	(2,524,898)	(3,126,215)
Class A	(25,913)	–	–
Class C	(3,087)	–	–
Class I	(15,263)	–	–
Class S	(3,727)	–	–
Distributions to shareholders from net realized gains:
Class AA	–	–	–
Class A	–	–	–
Class C	–	–	–
Class I	–	–	–
Class S	–	–	–
Distributions to shareholders from tax return of capital:
Class AA	–	(4,186,478)	–
Class A	–	–	–
Class C	–	–	–
Class I	–	–	–
Class S	–	–	–
Total distributions to shareholders	(4,226,072)	(6,711,376)	(3,126,215)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class AA	10,576,609	14,776,417	4,194,158
Class A	2,189,458	–	–
Class C	124,344	–	–
Class I	1,738,876	–	–
Class S	408,371	–	–
Reinvestment of distributions pursuant to the Fund’s distribution reinvestment plan:
Class AA	652,232	747,850	227,439
Class A	15,976	–	–
Class C	1,178	–	–
Class I	6,836	–	–
Class S	3,346	–	–
Cost of shares repurchased pursuant to the Fund’s quarterly repurchase offers:
Class AA	(1,581,882)	–	–
Class A	–	–	–
Class C	–	–	–
Class I	(18)	–	–
Class S	–	–	–
Total increase (decrease) in net assets from capital transactions	14,135,326	15,524,267	4,421,597

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,137,222	12,422,258	960,024

NET ASSETS AT BEGINNING OF PERIOD	69,286,497	56,864,239	56,864,239
NET ASSETS AT END OF PERIOD	$80,423,719	$69,286,497	$57,824,263

See accompanying notes to the consolidated financial statements

	For the	For the	For the
	six months ended	year ended	six months ended
	March 31, 2026	September 30, 2025	March 31, 2025
CAPITAL SHARE ACTIVITY:
Shares sold:
Class AA	1,103,784	1,496,419	410,886
Class A	233,617	–	–
Class C	13,158	–	–
Class I	186,845	–	–
Class S	43,810	–	–
Shares sold pursuant to the Fund’s distribution reinvestment plan:
Class AA	68,459	79,454	23,338
Class A	1,697	–	–
Class C	124	–	–
Class I	723	–	–
Class S	355	–	–
Shares repurchased pursuant to the Fund’s quarterly repurchase offers:
Class AA	(166,433)	–	–
Class A	–	–	–
Class C	–	–	–
Class I	(2)	–	–
Class S	–	–	–
Total increase (decrease) in capital share activity	1,486,137	1,575,873	434,224

See accompanying notes to the consolidated financial statements

For the Six Months
Ended
March 31, 2026
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$1,227,968
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(38,280,825)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold(1)	33,433,009
Payment-in-kind interest	(287,025)
Net realized (gain) loss on investments	(997,504)
Net change in unrealized appreciation/(depreciation) on investments	5,336,775
Net change in unrealized appreciation/(depreciation) on forward currency contracts	(1,336,134)
Amortization of deferred offering costs attributed to common shares	121,799
Amortization of deferred financing costs	101,505
Amortization of deferred issuance costs	116,873
Amortization (accretion) of premiums or discounts on debt securities	(115,203)
Change in assets and liabilities:
Interest receivable	(201,029)
Dividend receivable	41,443
Prepaid expenses	7,828
Incentive fee payable	(251,270)
Management fee payable	(421,448)
Interest payable	(227,622)
Professional fees payable	(74,767)
Administration fees payable	71,089
Transfer agent fees payable	(12,971)
Trustees’ fees payable	(21,401)
Shareholder servicing fees payable	583
Due to shareholders	(50,000)
Distribution fee payable	261
Deferred tax liabilities	66,371
Other expenses payable	1,215
Net cash provided by (used in) operating activities	(1,750,480)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	3,000,000
Repayments under credit facility	(8,006,983)
Net proceeds from investments sold under participation agreement	1,886,241
Distributions to shareholders, net of reinvestment and change in distribution payable	(2,792,340)
Proceeds from shares sold	14,710,837
Repurchase of shares	(1,581,900)
Net cash provided by (used in) financing activities	7,215,855
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$5,465,375
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	$4,294,182
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$9,759,557

Supplemental disclosure of cash flow from operating activities:
Reinvestment of distributions	$679,568
Interest paid on leverage facility during the period	$2,113,121

(1)	Proceeds from sales or maturity of investments includes $1,724,328 of recurring cash flows treated as return of principal.

See accompanying notes to the consolidated financial statements

1. Organization

Eagle Point Enhanced Income Trust (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company to offer its shares on a continuous basis. The Fund is managed by Eagle Point Enhanced Income Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). An affiliate of the Adviser, Eagle Point Credit Management LLC, provides investment professionals and other resources to the Adviser. The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve these investment objectives by investing in a broad range of income-oriented assets, including portfolio debt securities, strategic credit investments, asset-based finance, regulatory capital relief transactions and equity and junior debt tranches of collateralized loan obligations (“CLOs”). The Fund commenced its operations on October 1, 2023. As of March 31, 2026, the Fund offered five classes of common shares of beneficial interest: Class AA Shares, Class A Shares, Class C Shares, Class I Shares, and Class S Shares. Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on October 15, 2025, pursuant to exemptive relief granted by the SEC permitting the Fund to offer multiple classes of shares. Each class represents an interest in the same portfolio of investments and bears the same fees and expenses, except that each class bears different sales loads, distribution and shareholder service fees, and other class-specific expenses, and is subject to different eligibility requirements and minimum investment amounts. See Note 6 “Shareholders’ Equity” for additional information.

The Fund has four wholly-owned subsidiaries: Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., a Cayman Islands exempted company, Eagle Point Enhanced Income Trust Sub II Cayman LLC, a Cayman Islands limited liability company, Eagle Point Enhanced Income Trust Sub (US) LLC, a Delaware limited liability company and Eagle Point Enhanced Income Trust Sub II (US) LLC, a Delaware limited liability company. These subsidiaries have been organized to hold certain of the Fund’s investments for legal, regulatory and tax purposes. As of March 31, 2026, Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., Eagle Point Enhanced Income Trust Sub II Cayman LLC, Eagle Point Enhanced Income Trust Sub (US) LLC and Eagle Point Enhanced Income Trust Sub II (US) LLC held approximately 41%, 1%, 2% and 3% of the Fund’s total assets, respectively.

2. Summary of Significant Accounting Policies

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Principles of Consolidation

The consolidated financial statements include the accounts of the Fund and all entities in which the Fund has a controlling financial interest, which is typically evidenced by ownership of a majority of voting interests or by being the primary beneficiary of a variable interest entity (“VIE”).

The Fund evaluates its investments and other interests to determine whether they represent VIEs and, if so, whether the Fund is the primary beneficiary. Entities in which the Fund does not have a controlling financial interest are not consolidated and are accounted for under the equity method or fair value, as appropriate.

All intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Fund’s performance and make operational decisions — including the Fund’s portfolio composition, total return, changes in net assets and expense ratios — is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Forward Currency Contracts

The Fund may enter into forward currency contracts to manage the Fund’s exposure to foreign currencies in which certain investments are denominated. A forward currency contract is an agreement between the Fund and a counterparty to buy and sell a specific currency at an agreed-upon exchange rate and on an agreed-upon future date.

Forward currency contracts are recorded at fair value, with change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses resulting from the settlement of forward currency contracts are recorded on the Consolidated Statement of Operations.

Cash amounts pledged as collateral in connection with forward currency contracts are classified as restricted.

Foreign Currency Transaction

The Fund does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents.

Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the U.S. dollar equivalent of the amounts actually received.

Cash, Cash Equivalents and Restricted Cash

The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which may, at times, exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of March 31, 2026, the Fund held no cash equivalents.

Restricted cash represents amounts subject to legal or contractual restrictions imposed by third parties, including limitations on withdrawal or use. These restrictions may require the funds to be used for a specified purpose or limit the purpose for which the funds can be used. The Fund considers cash collateral posted with counterparties in connection with foreign currency contracts to be restricted cash. As of March 31, 2026, the Fund held no restricted cash associated with forward currency contracts.

Participation Agreement

The Fund enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.

For certain participation agreements, the Fund records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled “Investments sold under participation agreement” in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Fund recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms.

For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Fund reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Fund’s retained economic interest.

The Fund retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of March 31, 2026, participation liabilities totaled $4.0 million, and investments were reduced by $2.1 million for participations that reduce the carrying value of the underlying investments.

Warrants

The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant. The Fund is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Fund from counterparty risk is limited to the fair value of the contracts.

The Fund accounts for the warrants in accordance with ASC 815, Derivatives and Hedging, and recognizes warrants as assets at fair value on the Fund’s Consolidated Statement of Assets and Liabilities, as warrants are being measured at fair value each reporting period, with changes in fair value recorded in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the six months ended March 31, 2026, the Fund recorded $0.2 million of interest income as PIK, which represented approximately 4% of the Fund’s total interest income for the same period, as included on the Consolidated Statement of Operations.

Investment income from investments in the equity tranche securities of CLOs, collateralized fund obligations (“CFOs”), rated feeder funds and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity, rated feeder fund equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

Dividend Income

Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities with a delayed draw or revolving credit feature.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Consolidated Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.

Organizational Expenses

Organizational expenses of the Fund are expensed as incurred.

Interest Expense

Interest expense includes the Fund’s distributions associated with the Fund’s Series A Term Preferred Shares due 2029 (the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined in Note 7 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.

The following table summarizes the components of interest expense for the period ended March 31, 2026:

Amounts in millions

	Preferred	Revolving
	Shares	Credit Facility	Total
Interest expense	$1.0	$0.6	$1.7
Amortization of deferred financing and issuance costs	0.1	0.1	0.2
Total interest expense(1)	$1.1	$0.7	$1.9

(1)	Amounts may not foot due to rounding.

Please refer to Note 7 “Revolving Credit Facility” and Note 8 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares, respectively.

Deferred Financing and Issuance Costs

Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility and Preferred Shares using the straight-line basis, which approximates the effective interest method.

Amortization of deferred financing and issuance costs is recorded as interest expense on the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the applicable policy. State registration fees are amortized over a twelve-month period beginning at the time of payment.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Fund has adopted September 30 as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences.

As of March 31, 2026, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:

Amounts in millions

Cost for federal income tax purposes	$114.6
Gross unrealized appreciation	$6.0
Gross unrealized depreciation	(8.5)
Net unrealized depreciation(1)	$(2.5)

(1)	Amounts may not foot due to rounding.

The Fund’s wholly-owned subsidiary, Eagle Point Enhanced Income Investor Sub (US) LLC (“Sub US”), has elected to be treated as a corporation for U.S. tax purposes. As such, Sub US may be subject to federal, state and local tax in jurisdictions where it operates or is deemed to operate. Sub US has recorded a deferred tax liability of $0.2 million as of March 31, 2026, of which $0.1 million represents tax expense incurred for the six months ended March 31, 2026.

Distributions to Shareholders

The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to shareholders are recorded as a liability on the ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to regular monthly distributions, and subject to the available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflects estimates made by the Fund for federal income tax purposes. These estimates are subject to change once final determination of the tax attributes of all distributions has been made by the Fund.

3. Valuation of Investments

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:

Level I —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Level II —	Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level III —	Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active markets generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

In accordance with ASC Topic 820, the Fund may use NAV as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value. When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.

The Adviser estimates the fair value for each applicable investment at least monthly, based on information available as of the reporting date.

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2026:

Amounts in millions

				Investments
				Measured
	Level I	Level II	Level III	at NAV	Total
Investments at Fair Value
Asset Backed Securities	$—	$10.5	$—	$—	$10.5
CFO Equity	—	—	6.8	—	6.8
CLO Debt	—	2.4	—	—	2.4
CLO Equity	—	—	14.4	—	14.4
Equity Securities	1.1	—	1.0	1.1	3.2
Loan Accumulation Facilities	—	—	6.3	—	6.3
Loans and Notes	0.0	0.3	37.3	—	37.6
Preferred Stock	2.1	—	0.5	—	2.6
Rated Feeder Fund Equity	—	—	0.3	—	0.3
Regulatory Capital Relief Securities	—	—	27.6	—	27.6
Warrants	—	—	0.3	—	0.3
Total Investments at Fair Value(1)	$3.2	$13.2	$94.5	$1.1	$112.0
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$—	$1.0	$—	$—	$1.0
Unrealized depreciation on forward currency contracts	—	(0.0)	—	—	(0.0)
Total Other Financial Instruments at Fair Value(1)	$—	$1.0	$—	$—	$1.0

(1)	Amounts may not foot due to rounding.
(2)	Other financial instruments presented at fair value consist of derivative contracts, such as forward currency contracts. The amounts shown represent the unrealized appreciation (depreciation) on these instruments as of the reporting date.

Significant Unobservable Inputs

The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2026:

		Quantitative Information about Level III Fair Value Measurements
	Fair Value	Valuation		Range / Weighted
Assets	(in millions)	Techniques /Methodologies	Unobservable Inputs	Average(1)(2)
CLO Equity	$14.4	Independent Pricing Service (2)	Mid Price	30.01% - 84.83% / 56.40%
CFO Equity	6.8	Discounted Cash Flow	Discount Rate	21.50% - 42.50% / 36.73%
Equity Securities	0.6	Discounted Cash Flow	Discount Rate	13.84% - 26.00% / 21.54%
Equity Securities	0.1	Waterfall	Asset Sale Price	283.80%(3)
		Waterfall,	Next Fiscal Year (“NFY”) Adjusted
Equity Securities	0.2	Guideline Public Company	EBITDA Multiple	8.50x - 10.50x(3)
			Share Price	$7.41(3)
Loans and Notes	35.2	Discounted Cash Flow	Discount Rate	10.20% - 23.27% / 16.18%
Loans and Notes	0.4	Discounted Cash Flow, Monte Carlo Simulation	Discount Rate	8.38%(3)
			Volatility	30.00%(3)
			NAV per share	$6.98(3)
			Share Price	$4.30(3)
			Dividend Rate	17%(3)
			Time to Expiry	4.40 years(3)
			Risk Free Rate	4.06%(3)
			Time to Liquidity	0.43 years(3)
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate	8.69% - 12.91% / 10.76%
Preferred Stock	0.0	FINCAD Convertible Model	Discount Rate	18.71%(3)
			Volatility	40.00%(3)
			Share Price	$7.41(3)
			Time to Expiry	5.73 years(3)
			Risk Free Rate	3.99%(3)
Preferred Stock	0.2	Guideline Public Company	Total Enterprise Value to EBITDA	12.00x-14.00x(3)
Rated Feeder Fund Equity	0.3	Discounted Cash Flow	Discount Rate	29.87%(3)
Regulatory Capital Relief Securities	27.6	Discounted Cash Flow	Discount Rate	8.69% - 12.91% / 10.76%
Warrants	0.0	Black Scholes Option Pricing Model and Common Stock Equivalent Method	Volatility	70.00%(3)
			Time to Liquidity	2.00 - 3.00 years(3)
			Selected Multiples	4.75x - 6.75x(3)
			Loss Severity	0.00% - 48.13% / 39.33%
Warrants	0.1	Black-Scholes Option Pricing Model	Common Stock Value	$35.88(3)
			Volatility	60.00%(3)
Warrants	0.3	FINCAD Convertible Model	Common Stock Value	$35.88(3)
			Volatility	60.00%(3)
			Discount Rate	66.20%(3)
Warrants	0.0	Waterfall, Guideline Public Company	Share Price	$7.41(3)

Total Fair Value of Level III Investments(4)	$86.6

(1)	Weighted average calculations are based on the fair value of investments.
(2)	The Fund uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
(3)	Range not shown as only one position is included in category.
(4)	Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

●	Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

●	Changes in the prepayment rate may result in either a higher or lower fair value, depending on the circumstances.

●	Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery rates.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs not internally developed by the Adviser, including third-party transactions, third-party pricing services, recent market transactions and data reported by trustees. As a result, investments with a fair value of $8.0 million have been excluded from the preceding table.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the period ended March 31, 2026:

Amounts in millions

	Asset
	Backed				Equity	Preferred
	Securities	CFO Equity	CLO Equity		Securities	Stock
Beginning Balance at September 30, 2025	$2.3	$6.4	$21.0		$0.8	$1.6
Purchases of investments, inclusive of PIK interest	—	0.8	1.3		0.1	0.2
Proceeds from sales or maturity of investments	(0.8)	—	(2.0	)(1)	—	(1.5)
Transfer into/(out of) Level III	(1.6)	—	—		—	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.1	(0.4)	(5.9)		0.1	0.2
Balance as of March 31, 2026(2)	$—	$6.8	$14.4		$1.0	$0.5
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	$—	$(0.4)	$(5.5)		$0.1	$0.1

		Loan		Regulatory
	Loans and	Accumulation	Rated Feeder	Capital Relief
	Notes	Facilities	Fund Equity	Securities	Warrants	Total
Beginning Balance at September 30, 2025	$21.9	3.4	$0.3	$35.2	$0.3	$93.2
Purchases of investments, inclusive of PIK interest	25.0	2.9	—	1.0	0.1	31.3
Proceeds from sales or maturity of investments	(12.5)	—	—	(8.1)	—	(24.9)
Transfer into/(out of) Level III	—	—	—	—	—	(1.6)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	2.9	0.0	(0.0)	(0.5)	(0.1)	(3.5)
Balance as of March 31, 2026(2)	$37.3	6.3	$0.3	$27.6	$0.3	$94.5
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	$1.7	0.0	$0.0	$(0.6)	$0.0	$(4.6)

(1)	Proceeds from sales or maturity of investments includes $1.7 million of recurring cash flows treated as return of principal.
(2)	Amounts may not foot due to rounding.

Net realized gains or (losses) related to Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance on the Consolidated Statement of Operations. Net changes in unrealized appreciation or depreciation are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance on the Consolidated Statement of Operations.

Fair Value — Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.

When determining the fair value of investments categorized as Level III within the fair value hierarchy, the Adviser uses the following valuation framework tailored to the nature and complexity of each type of investment:

Valuation of CLO Equity

The Fund’s investments in CLO equity have been valued using a combination of an independent pricing service and the

Adviser’s internal valuation process, in accordance with the Adviser’s valuation policy approved by the Board.

The primary source of the CLO equity marks is the independent pricing service, which applies a methodology incorporating observable market data, including executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as assets and liabilities information sourced from trustee reports, and market assumptions. Key assumptions include, but not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

Additionally, the Adviser considers a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.

Due to the use of unobservable inputs and the application of significant judgment, CLO equity investments are classified as Level III within the fair value hierarchy. While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Fund as of the reporting date.

Valuation of Asset Backed Securities (“ABS”), Regulatory Capital Relief Securities (“RCR”), Rated Feeder Fund Equity, CFO Debt, CFO Equity and Limited Partnership Interests

The Adviser generally engages a nationally recognized independent valuation agent to determine the fair value of the Fund’s investments in ABS, RCR, CFO debt, CFO equity, rated feeder fund equity and limited partnership interests. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

In certain circumstances, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III.

Valuation of Private Investments

The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Fund, which includes, among other investments, term loans, common stock, corporate bonds, preferred stock and warrants. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.

Due to the illiquid nature of these investments and the lack of observable inputs, the Adviser classifies them as Level III within the fair value hierarchy.

Valuation of Loan Accumulation Facilities

The Fund’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).

LAFs are typically short to medium term in nature and formed to acquire loans on an interim basis in anticipation of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Fund’s investment (i.e., the principal amount invested) and the Fund’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.

If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent with the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Fund’s investment (i.e., the principal amount invested), the Fund’s attributable share of unrealized gains or losses on the LAF’s underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.

Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities, CLOs, and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such securities may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Fund may invest in CFOs or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments of the Fund are rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.

Credit Risk

The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser, including its affiliate Eagle Point Credit Management LLC (which provides the Adviser with investment professionals and other resources under a personnel and resources agreement), and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.

Prepayment Risk

Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Investments

Generally, there is no public market for many of the Fund’s investments. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments. The Fund is offered on a daily basis and calculates a daily NAV per share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed-rate or floating -rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.

Infrastructure Sector Risk

Infrastructure asset investments may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of infrastructure asset investments; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure asset investments difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s performance.

Asset-Based Finance Investments Risk

The Fund may invest in asset-based finance investments, which are secured by, or otherwise dependent upon, the performance of pools of loans, leases, receivables, royalties or other contractual cash flows. The value of such investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. Asset-based finance investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Fund may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with asset-based finance investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment, and broader economic and market conditions. These factors may reduce the Fund’s returns or result in losses.

Regulatory Capital Relief Investments Risk

Regulatory capital relief investments are credit risk transfers or significant risk transfers. These transactions enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Fund, in order to obtain regulatory capital relief, risk limit relief, and/or credit risk hedging with respect to the reference assets. Under these transactions, a third-party investor (e.g., the Fund), agrees to absorb losses on a designated loan portfolio in exchange for a protection payment. Under any such trades into which the Fund enters, the Fund will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default, which may be more likely if there is a general deterioration in credit markets, the principal of the Fund’s credit-linked notes will be used to cover the losses. There may be a risk that the international regulatory framework for banks (known as “Basel III”), when fully implemented, may discourage such regulatory capital relief trades and/or may force banks to unwind some or all existing transactions.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.

Income from the Fund’s investments in floating-rate instruments will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating-rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions, the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares of the Fund at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).

Foreign Investing Risk

The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Illiquid Shares Risk

The Fund’s shares are not publicly traded, and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

4. Derivative Contracts

The Fund enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to fulfill their contractual obligations, as well as fluctuations in fair value and exchange rates.

Volume of Derivative Activities

The Fund considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the period ended March 31, 2026:

Amounts in millions

	Long Exposure –	Short Exposure –
Primary Underlying Risk	Notional Amounts	Notional Amounts
Foreign Exchange Risk
Forward Currency Contracts	$29.2	$1.2

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of  Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of March 31, 2026. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included on the Consolidated Statement of Operations, categorized by type of contract, for the period ended March 31, 2026.

Amounts in millions

	Derivative	Derivative	Realized	Unrealized
Type of Contracts	Assets	Liabilities	Gain (Loss)	Gain (Loss)
Forward Currency Contracts	$1.0	$0.0	$(0.6)	$1.3

Offsetting of Assets and Liabilities

The Fund is subject to master netting agreements with one counterparty. These agreements govern the terms of certain derivatives transactions and are designed to reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and establishing collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of March 31, 2026:

Amounts in millions

	Presented on the Consolidated
	Statement of Assets and Liabilities
		Gross Value of	Collateral (Received)
Type of Contracts	Gross Value of Assets	Liabilities	Pledged	Net Amount
Counterparty 1	$1.0	$0.0	$-	$1.0

5. Related Party Transactions

Investment Advisory Agreement

On October 6, 2023, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective the date on which the SEC declared the Fund’s registration statement effective, the Fund became subject to a management fee and an incentive fee for the Adviser’s services.

Management fee

The management fee is calculated at an annual rate of 1.50% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the period ended March 31, 2026, the Fund incurred a management fee of $0.9 million, with no payable balance as of March 31, 2026.

Incentive fee

The incentive fee is calculated and payable quarterly, in arrears, based on the Fund’s pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII excludes any realized or unrealized capital gains or losses.

The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:

(i)	no incentive fee if PNII does not exceed the hurdle rate of 2.00%;

(ii)	100% of PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.3529% (the “catch-up”);

(iii)	15% of the amount of PNII, if any, exceeding 2.3529%.

For the period ended March 31, 2026, the Fund incurred an incentive fee of $0.9 million, with no payable balance as of March 31, 2026.

Administration Agreement

On October 13, 2023, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.

The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.

Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the period ended March 31, 2026, the Fund was charged a total of $0.2 million in administration fees consisting of $0.1 million and $0.1 million, relating to services provided by the Administrator and Sub Administrator, respectively, which are included on the Consolidated Statement of Operations and, of which $0.2 million was payable as of March 31, 2026.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Distribution and Shareholder Service Plan

Pursuant to a Distribution and Service Plan adopted by the Fund's Board of Trustees in connection with the SEC's grant of exemptive relief permitting the Fund to issue multiple classes of shares, the Fund pays Eagle Point Securities LLC and ALPS Distributors, Inc., each of which acts as a distributor of the Fund's Shares on a best-efforts basis (each, a "Distributor"), or other authorized intermediaries, fees for distribution-related services and shareholder services. Each Distributor may enter into selected dealer agreements with various brokers, dealers, and other financial intermediaries that have agreed to participate in the distribution of the Shares. Class A Shares, Class C Shares and Class S Shares bear distribution and shareholder service fees. Class AA Shares and Class I Shares are not subject to distribution or shareholder service fees.

The contractual maximum annual fee rates, as a percentage of the average daily net assets attributable to each class, are as set forth in the table below. For the period from October 15, 2025 through March 31, 2026, the Fund incurred the following amounts under the Distribution and Service Plan:

				Amount Incurred
				for the period October
	Maximum	Maximum Shareholder		15, 2025 through March
Class	Distribution Fee	Service Fee	Total Maximum	31, 2026
Class AA	None	None	None	—
Class A	0.25%	0.25%	0.25%	$562
Class C	0.75%	0.25%	1.00%	$289
Class I	None	None	None	—
Class S	0.60%	0.25%	0.85%	$282

Fees under the Distribution and Service Plan are accrued daily based on the average daily net assets attributable to each respective class and are paid monthly. Each Distributor may pay all or a portion of these fees to participating intermediaries that provide distribution-related and shareholder services to investors in the respective classes.

Expense Limitation and Reimbursement Agreement

On October 6, 2023, the Fund entered into an Expense Limitation and Reimbursement agreement (the “ELA”) with the Adviser. Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board.

For the six months ended March 31, 2026, the Adviser provided $1.4 million of expense support under the ELA.

The following amounts are subject to reimbursement to the Adviser related to the ELA by the following dates:

		Expense Support
	Expense Support	Payments Reimbursed	Expense Support	Unreimbursed	Eligible for
Period Ended	Payments From Adviser	to Adviser	Waived by Adviser	Expense Support	Reimbursement Through
December 31, 2025	$525,000	$—	$—	$525,000	December 31, 2028
March 31, 2026	$909,028	$—	$—	$909,028	March 31, 2029
Total	$1,434,028	$—	$—	$1,434,028

Organizational and Offering Expense Support and Reimbursement Agreement

On October 6, 2023, the Fund entered into an organizational and offering (“O&O”) expense support and reimbursement agreement (the “O&O Agreement”) with the Adviser. Pursuant to the O&O Agreement, the Fund may pay O&O expenses up to a limit of 1.50% of proceeds raised in the Fund’s offering of its shares. These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.

As of March 31, 2026, inclusive of proceeds raised by Eagle Point Enhanced Income Investor LLC of $50.1 million, the Fund has raised cumulative net proceeds of $82.5 million. The Fund has paid cumulative O&O costs of $1.0 million, representing 1.27% of proceeds raised to date.

In addition to offering expenses incurred by the Fund, the Adviser, on behalf of the Fund, paid O&O costs of approximately $0.6 million for the period from the Fund’s commencement of operations on October 1, 2023 to March 31, 2026. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. The Adviser waived the outstanding O&O balance effective October 15, 2025.

The following amounts reflect O&O expenses incurred by the Adviser:

	O&O Expenses	O&O Expenses	Unreimbursed	Eligible for
Period Ended	Paid by Adviser	Waived by Adviser	O&O Expenses	Reimbursement Through
September 30, 2024	$115,709	$115,709	$—	September 30, 2027
September 30, 2025	$361,421	$361,421	$—	September 30, 2028
December 31, 2025	$157,217	$157,217	$—	December 31, 2028
Total	$634,347	$634,347	$—

See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Fund.

Board of Trustees

The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.

For the period ended March 31, 2026, the Fund incurred $42,501 in the trustee’s compensation, which is recorded on the Consolidated Statement of Operations and, of which $42,733 was payable as of March 31, 2026.

Dealer Manager Agreement

On March 12, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager will seek to market and otherwise promote the fund through various distribution channels, including regional and independent retail broker-dealers and registered investment advisors.

Shareholders purchasing the Fund’s shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. For the six months ended March 31, 2026, the total amount of sales load earned by the Dealer Manager was $0.7 million. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.

In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. No such reimbursements were made to the Dealer Manager for the six months ended March 31, 2026.

Affiliated Ownership

As of March 31, 2026, the Adviser and its affiliates held indirectly an aggregate of 3.5% of the Fund’s outstanding common shares. Additionally, as of March 31, 2026, an unaffiliated insurance company held an aggregate of 61.1% of the Fund’s outstanding common shares and held a non-controlling ownership interest in the Adviser.

Affiliated Investments

The Fund has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Fund and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.

The following investments were considered affiliated investments as of March 31, 2026:

Amounts in millions

			Net unrealized
			appreciation
			(depreciation) on
			investments, foreign
		Interest	currency and cash	Fair	Funded	Unfunded
Issuer	Investment Description	Income	equivalents	Value	Commitment	Commitment
Delta Leasing SPV III, LLC	Senior Secured Note	$0.2	$—	$2.4	$2.4	$1.0
Delta Financial Holdings LLC	Preferred Units	0.0	0.0	0.1	0.1	N/A
Delta Financial Holdings LLC	Common Units	—	—	0.0	0.0	N/A
Delta Leasing SPV III, LLC	Common Equity	—	0.0	0.1	0.0	N/A
Calistoga 2025 I LLC	Partnership Interest	0.0	0.1	1.1	1.0	N/A
Total(1)		$0.2	$0.1	$3.7	$3.5	$1.0

(1)         Amounts may not foot due to rounding.

6. Shareholders' Equity

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest, which the Fund's Board of Trustees has divided into Class AA Shares, Class A Shares, Class C Shares, Class I Shares, and Class S Shares pursuant to the Fund's multiple class plan, adopted in reliance upon exemptive relief granted by the SEC in October 2025. The Fund offers its shares on a continuous basis at the applicable period-end NAV per Share of the relevant class plus any applicable sales load.

As each class represents an interest in the same portfolio of investments and bears the same fees and expenses, except that each class bears different sales loads, distribution and shareholder service fees, and other class-specific expenses, and is subject to different eligibility requirements and minimum investment amounts. Each class has equal voting rights on Fund-wide matters, with exclusive voting rights on matters that exclusively affect such class. Income, common expenses, and realized and unrealized gains and losses are allocated daily to each class based on the relative net assets of the class. Class-specific expenses (including distribution and shareholder service fees) are charged directly to the class to which they relate.

As of March 31, 2026, the following Shares were issued and outstanding:

Amounts in millions, except share amounts

Class	Shares Issued and Outstanding	Net Assets
Class AA	8,060,666	$75.9
Class A	235,314	2.2
Class C	13,281	0.1
Class I	187,566	1.8
Class S	44,165	0.4

For the period ended March 31, 2026, the following was issued in connection with the Fund’s common share offering and DRIP:

Amounts in millions, except share amounts
Equity Program	Class AA	Class A	Class C	Class I	Class S
Offering — Shares Issued	1,103,784	233,617	13,158	186,845	43,810
Offering — Net Proceeds	$10.6	$2.2	$0.1	$1.7	$0.4
DRIP — Shares Issued	68,459	1,697	124	723	355
DRIP — Net Proceeds	$0.7	$0.0	$0.0	$0.0	$0.0
Repurchases — Shares Repurchased	166,433	-	-	2	-
Repurchases — Cost	$1.6	-	-	$0.0	-

Repurchases of Common Shares by the Fund

The Fund conducts quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares (in the aggregate, across all classes) at NAV per Share of the relevant class. For the six months ended March 31, 2026, the Fund conducted two quarterly repurchase offers and repurchased the Shares set forth in the table above. Repurchase offers are made on a Fund-wide basis (across all classes), and where the aggregate number of Shares tendered by holders of all classes exceeds the repurchase offer amount, repurchases are effected on a pro rata basis.

7. Revolving Credit Facility

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On August 22, 2024, the Fund entered into a credit agreement with Texas Capital Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”) with a commitment amount of $25.0 million (the “Commitment Amount”). The Revolving Credit Facility is collateralized by certain investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Borrowings under the Revolving Credit Facility bear interest at Term Secured Overnight Financing Rate (“SOFR”), subject to a 1% floor, plus a spread. The Fund paid an upfront fee of $0.1 million and is required to pay a commitment fee on the unused portion of the facility.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 22, 2026. The Fund has the option to extend the maturity from time to time in accordance with the terms of the Revolving Credit Facility.

For the period ended March 31, 2026, the Fund had an average outstanding borrowing of $19.1 million and an average interest rate of 6.51%. Interest expense, inclusive of the unused fee, on the Revolving Credit Facility for the same period was $0.7 million and is recorded on the Consolidated Statement of Operations.

As of March 31, 2026, the Fund had an outstanding borrowing amount of $16.0 million.

See Note 9 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.

8. Mandatorily Redeemable Preferred Shares

As of March 31, 2026, there were 25,000 Preferred Shares authorized, issued and outstanding, with a par value of $1,000 per share.

On November 15, 2024, the Fund closed an underwritten private placement offering of 25,000 Preferred Shares, resulting in net proceeds to the Fund of $24.5 million after payment of underwriting discounts and commissions.

The Fund is required to redeem all outstanding Preferred Shares on November 15, 2029, at a redemption price of $1,000 per share, plus accrued but unpaid dividends, if any. At any time on or after November 15, 2027, the Fund may, at its sole option, redeem the outstanding Preferred Shares, in whole or in part, from time to time. The holders of Preferred Shares are entitled to receive quarterly cumulative cash distributions at a rate equal to SOFR plus a 450 basis point spread per annum.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480,  Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.

Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times. The remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.

9. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are equity, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund is prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and may be prohibited from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of March 31, 2026 and September 30, 2025:

Amounts in millions

	As of	As of
	March 31, 2026	September 30, 2025
Total assets	$126.8	$119.7
Less liabilities and indebtedness not represented by senior securities	(5.8)	(5.1)
Net total assets and liabilities(4)	$121.0	$114.6
Preferred Shares(3)	$25.0	$25.0
Revolving Credit Facility(3)	16.0	21.0
Total senior securities	$41.0	$46.0
Asset coverage for senior securities(1)	295%	249%
Asset coverage for Revolving Credit Facility(2)(3)	756%	546%

(1)	The asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio for senior securities is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.
(3)	Amounts are based on outstanding principal balance as of the date presented.
(4)	Amounts may not foot due to rounding.

10. Commitments and Contingencies

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities.

As of March 31, 2026, the Fund had total unfunded commitments of $65.3 million, which could be extended at the option of the borrower. These commitments relate to the Fund’s investment in CFO equity, equity securities, regulatory capital relief securities, preferred stock, loans and notes and rated feeder fund equity investments. As of March 31, 2026, the Fund had recorded $19,787 in liabilities for these unfunded commitments.

11. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

12. Recent Accounting Pronouncement

In December 2023, the FASB issued ASU No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 requires enhanced annual income tax disclosures, including disaggregation of income taxes paid by jurisdiction. The standard is effective for the Fund’s annual reporting periods beginning after December 15, 2025. The Adviser evaluated the disclosure requirements of ASU 2023-09 and determined that adoption of the standard did not have a material impact on the Fund’s financial statements or related disclosures.

13. Subsequent Events

Pursuant to the Fund’s continuous offering, during the period from April 1, 2026 through May 21, 2026, the Fund issued common shares for total net proceeds to the Fund of $15.8 million.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 21, 2026, the date these consolidated financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the consolidated financial statements and related notes through this date.

							For the Period
					For the Period		October 1, 2023
	For the Six		For the Year		October 14, 2023		(Commencement
	Months		Ended		through		of operations)
	Ended		September 30,		September 30,		through October 13,
Per Share Data:	March 31, 2026(1)		2025		2024		2023(10)
Net asset value at beginning of period	$9.82		$10.38		$10.02		$10.02
Net investment income (loss)(2)	0.63		0.74		1.25		0.05
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(2)(3)	(0.48)		(0.20)		0.08		(0.03)
Net increase (decrease) in net assets resulting from operations(2)	0.15		0.54		1.33		0.02
Distributions to shareholders from net investment income(4)	(0.55)		(0.41)		(0.97)		–
Distributions to shareholders from net realized gains on investments(4)	–		–		–		–
Distributions to shareholders from tax return of capital(4)	–		(0.69)		–		–
Total distributions declared to shareholders(4)	(0.55)		(1.10)		(0.97)		–
Net asset value at end of period	$9.42		$9.82		$10.38		$10.02

Total net asset value return(5)	1.45%		6.13%		13.86%		0.21%
Common shares outstanding at end of period	8,060,666		7,054,856		5,478,983		5,016,852

Ratios and Supplemental Data:
Net asset value at end of period	$75,895,688		$69,286,497		$56,864,239		$50,276,081
Ratio of expenses to average net assets, before expense support	13.27	%(6)(7)	12.75	%(6)(8)	3.71	%(6)(8)	0.00	%(6)(8)
Ratio of expenses to average net assets, after expense support	9.42	%(6)(7)	12.75	%(6)(8)	2.44	%(6)(8)	0.00	%(6)(8)
Ratio of net investment income to average net assets	13.26	%(6)(7)	7.41	%(6)(8)	12.40	%(6)(8)	0.48	%(6)(8)

Fund Level Supplemental Data:
Portfolio turnover rate(8)	30.07%		89.86%		40.82%		0.05%
Asset coverage for senior securities	295%		249%		N/A		N/A
Asset coverage for Revolving Credit Facility	756%		546%		1237%		N/A

Revolving Credit Facility:
Principal amount outstanding at end of period	$15,993,017		$21,000,000		$5,000,000		$–
Asset coverage per $1,000 at end of period(9)	$7,563		$5,457		$12,373		$–

(1)	Ratios for Class A, Class C, Class I, and Class S are for the period from October 15, 2025 (commencement of class operations) through March 31, 2026, and are annualized. Ratios for Class AA are for the six months ended March 31, 2026 and are annualized. Total return for all classes is not annualized.
(2)	Per share amounts are based on weighted average of shares outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(5)	Total return for the period from October 1, 2023 to October 13, 2023, for six months ended from October 14, 2023 to September 30, 2024 and for the period ended March 31, 2026 are not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(6)	Ratios for the period ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.71% and 2.89% of average net assets, respectively and for year ended September 30, 2025 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.89% and 3.54% of average net assets, respectively.
(7)	Annualized.

(8)	Ratios for the period from October 1, 2023 to October 13, 2023 are not annualized. Ratios for the period from October 14, 2023 to September 30, 2024 and for the year ended September 30, 2025 are annualized. Ratio of net investment income and ratio of expenses, after expense support, include the impact of fee waivers by the Adviser for the period from October 14, 2023 to September 30, 2024. Please refer to Note 5 “Related Party Transactions” for further discussion relating to the fee waivers by the Adviser. Ratio of net investment income and ratio of expenses, after expense support, include impact of expense support provided by the Adviser for the six months ended March 31, 2026
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during
(10)	the period and repayments of principal, divided by the average fair value of investments for the same period.
The Financial Highlights for the period from October 1, 2023 (Commencement of Operations) to October 13, 2023 represents the period prior to which the Fund was registered under the 1940 Act.
(11)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

	For the Period
	October 15, 2025
	through March 31,
Per Share Data:	2026 (1)
Net asset value at beginning of period	$9.74
Net investment income (loss)(2)	0.72
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(2)(3)	(0.55)
Net increase (decrease) in net assets resulting from operations(2)	0.17
Distributions to shareholders from net investment income(4)	(0.49)
Distributions to shareholders from net realized gains on investments(4)	–
Distributions to shareholders from tax return of capital(4)	–
Total distributions declared to shareholders(4)	(0.49)
Net asset value at end of period	$9.42

Total net asset value return	1.71%
Common shares outstanding at end of period	235,314

Ratios and Supplemental Data:
Net asset value at end of period	$2,217,414
Ratio of expenses to average net assets, before expense support	13.50	%(5)(6)
Ratio of expenses to average net assets, after expense support	4.71	%(5)(6)
Ratio of net investment income to average net assets	17.31	%(5)(6)

(1)	Ratios for Class A, Class C, Class I, and Class S are for the period from October 15, 2025 (commencement of class operations) through March 31, 2026, and are annualized. Ratios for Class AA are for the six months ended March 31, 2026 and are annualized. Total return for all classes is not annualized.
(2)	Per share amounts are based on weighted average of shares outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(5)	Annualized.
(6)	Ratios for the period ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.71% and 2.89% of average net assets, respectively.

	For the Period
	October 15, 2025
	through March 31,
Per Share Data:	2026 (1)
Net asset value at beginning of period	$9.74
Net investment income (loss)(2)	0.60
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(2)(3)	(0.46)
Net increase (decrease) in net assets resulting from operations(2)	0.14
Distributions to shareholders from net investment income(4)	(0.46)
Distributions to shareholders from net realized gains on investments(4)	–
Distributions to shareholders from tax return of capital(4)	–
Total distributions declared to shareholders(4)	(0.46)
Net asset value at end of period	$9.42

Total net asset value return	1.40%
Common shares outstanding at end of period	13,281

Ratios and Supplemental Data:
Net asset value at end of period	$125,088
Ratio of expenses to average net assets, before expense support	14.14	%(5)(6)
Ratio of expenses to average net assets, after expense support	8.69	%(5)(6)
Ratio of net investment income to average net assets	14.08	%(5)(6)

Revolving Credit Facility:

(1)	Ratios for Class A, Class C, Class I, and Class S are for the period from October 15, 2025 (commencement of class operations) through March 31, 2026, and are annualized. Ratios for Class AA are for the six months ended March 31, 2026 and are annualized. Total return for all classes is not annualized.
(2)	Per share amounts are based on weighted average of shares outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(5)	Annualized.
(6)	Ratios for the period ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.71% and 2.89% of average net assets, respectively.

	For the Period
	October 15, 2025
	through March 31,
Per Share Data:	2026 (1)
Net asset value at beginning of period	$9.74
Net investment income (loss)(2)	0.81
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(2)(3)	(0.62)
Net increase (decrease) in net assets resulting from operations(2)	0.19
Distributions to shareholders from net investment income(4)	(0.50)
Distributions to shareholders from net realized gains on investments(4)	–
Distributions to shareholders from tax return of capital(4)	–
Total distributions declared to shareholders(4)	(0.50)
Net asset value at end of period	$9.43

Total net asset value return	1.93%
Common shares outstanding at end of period	187,566

Ratios and Supplemental Data:
Net asset value at end of period	$1,769,500
Ratio of expenses to average net assets, before expense support	13.68	%(5)(6)
Ratio of expenses to average net assets, after expense support	2.76	%(5)(6)
Ratio of net investment income to average net assets	19.58	%(5)(6)

(1)	Ratios for Class A, Class C, Class I, and Class S are for the period from October 15, 2025 (commencement of class operations) through March 31, 2026, and are annualized. Ratios for Class AA are for the six months ended March 31, 2026 and are annualized. Total return for all classes is not annualized.
(2)	Per share amounts are based on weighted average of shares outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(5)	Annualized.
(6)	Ratios for the period ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.71% and 2.89% of average net assets, respectively.

	For the Period
	October 15, 2025
	through March 31,
Per Share Data:	2026 (1)
Net asset value at beginning of period	$9.74
Net investment income (loss)(2)	0.73
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(2)(3)	(0.58)
Net increase (decrease) in net assets resulting from operations(2)	0.15
Distributions to shareholders from net investment income(4)	(0.47)
Distributions to shareholders from net realized gains on investments(4)	–
Distributions to shareholders from tax return of capital(4)	–
Total distributions declared to shareholders(4)	(0.47)
Net asset value at end of period	$9.42

Total net asset value return	1.45%
Common shares outstanding at end of period	44,165

Ratios and Supplemental Data:
Net asset value at end of period	$416,029
Ratio of expenses to average net assets, before expense support	14.32	%(5)(6)
Ratio of expenses to average net assets, after expense support	4.61	%(5)(6)
Ratio of net investment income to average net assets	17.84	%(5)(6)

(1)	Ratios for Class A, Class C, Class I, and Class S are for the period from October 15, 2025 (commencement of class operations) through March 31, 2026, and are annualized. Ratios for Class AA are for the six months ended March 31, 2026 and are annualized. Total return for all classes is not annualized.
(2)	Per share amounts are based on weighted average of shares outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(5)	Annualized.
(6)	Ratios for the period ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.71% and 2.89% of average net assets, respectively.

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.

			Involuntary
			Liquidating
	Total Amount	Asset Coverage	Preference Per	Average Carrying
Type of Security	Outstanding	Per Unit (1)	Unit (2)	Value Per Unit(3)
As of March 31, 2026	$25,000,000	$2,950.46	$1,000.00	$1,000.00
Preferred Shares
Revolving Credit Facility (Texas Capital Bank)	$15,993,017	$7,562.56	N/A	N/A

As of September 30, 2025	$25,000,000	$2,491.47	$1,000.00	$1,000.00
Preferred Shares
Revolving Credit Facility (Texas Capital Bank)	$21,000,000	$5,457.50	N/A	N/A

As of September 30, 2024	$5,000,000	$12,372.85	N/A	N/A
Revolving Credit Facility (Texas Capital Bank)

(1)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $1,000). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the $1,000 principal value for the Preferred Shares for each day during the years for which the security was outstanding.

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request, by calling (844) 810-6501 or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Enhanced Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Enhanced Income Management LLC, and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/ or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

EAGLE POINT
ENHANCED

Eagle Point Enhanced Income Trust
600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 900 5833

Transfer Agent for Common Shares
SS&C Technologies, Inc.
80 Lamberton Rd.
Windsor, CT 06095
(800) 360 5520

Transfer Agent for Series A Term Cumulative Preferred Shares
Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937-5449

www.EPEnhanced.com
© 2026. Eagle Point Enhanced Income Trust. All rights reserved.
Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to the registrant’s portfolio managers.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT ENHANCED INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	June 8, 2026

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	June 8, 2026